                                                                  EXHIBIT  24.1
                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael J. Catelani as his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any amendments to this Report on Form 10-K, and or file same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act if 1934, this report has been signed on June 29, 2000 by the following persons on behalf of the registrant and in the capacities indicated.

                       SIGNATURE                                                    TITLE
--------------------------------------------------------------         -----------------------------------

/s/ CRAIG A. FLEMING                                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER AND DIRECTOR
--------------------------------------------------------------         (PRINCIPAL EXECUTIVE OFFICER)
 (Craig A. Fleming)


/s/ WILLIAM C. MORRIS, JR.                                             SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
--------------------------------------------------------------         (PRINCIPAL FINANCIAL OFFICER)
 (William C. Morris, Jr.)


/s/ MICHAEL J. CATELANI                                                VICE PRESIDENT OF FINANCE
--------------------------------------------------------------         (PRINCIPAL ACCOUNTING OFFICER)
 (Michael J. Catelani)


/s/ KENNETH E. RAASCH                                                  CHAIRMAN
--------------------------------------------------------------
 (Kenneth E. Raasch)


/s/ RAYMOND A. PETERSON                                                VICE CHAIRMAN
--------------------------------------------------------------
 (Raymond A. Peterson)


/s/ THOMAS KINKADE                                                     DIRECTOR
--------------------------------------------------------------
 (Thomas Kinkade)


/s/ MICHAEL L. KILEY                                                   DIRECTOR
--------------------------------------------------------------
 (Michael L. Kiley)


/s/ NORMAN A. NASON                                                    DIRECTOR
--------------------------------------------------------------
 (Norman A. Nason)


/s/ W. MICHAEL WEST                                                    DIRECTOR
--------------------------------------------------------------
 (W. Michael West)
